UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

RPM INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
RPM INTERNATIONAL INC.
2026 Annual Meeting
Vote by October 7, 2026 11:59 PM ET. For shares held in a Plan, vote by October 5, 2026 11:59 PM ET.
RPM INTERNATIONAL INC.
C/O EQ
6201 15TH AVENUE
BROOKLYN, NY 11219
T02686-P56196
You invested in RPM INTERNATIONAL INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 8, 2026.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 24, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
October 8, 2026
1:30 P.M. EDT
Virtually at:
www.virtualshareholdermeeting.com/RPM2026
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Recommends
Voting Items
1. Election of Directors. For
Nominees:
01) Julie A. Beck
02) Jenniffer D. Deckard
03) Salvatore D. Fazzolari
04) Thomas C. Gentile, III
05) Robert A. Livingston
06) Christopher L. Mapes
07) Craig S. Morford
08) Frederick R. Nance
09) Ellen M. Pawlikowski
10) Jeffrey D. Rowe
11) Frank C. Sullivan
12) Elizabeth F. Whited
2. Approve the Company’s executive compensation. For
3. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. For
NOTE: If any other matters properly come before the Annual Meeting or any adjournment thereof, the Proxy holders will vote the shares represented by the Proxy in their discretion.